                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
                                                       -----
Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       FRANKLIN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

     --------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                         FRANKLIN FINANCIAL CORPORATION

                                 April 18, 2001

Dear Shareholder:

         This year's Annual Meeting of Shareholders of Franklin Financial Corporation will be held on Tuesday, May 15, 2001, at 4:30 p.m., at Franklin National Bank's Green Hills office, 2207 Crestmoor Road, Nashville, Tennessee 37215. You are cordially invited to attend.

         The Notice of Annual Meeting and a Proxy Statement, which describe the formal business to be conducted at the Annual Meeting, follow this letter.

         After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy or attend the Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

         A copy of the Company's 2000 Annual Report is also enclosed for your information.

         We look forward to seeing you at the Annual Meeting.

                                                     Very truly yours,

                                                     /s/ Gordon E. Inman

                                                     Gordon E. Inman
                                                     Chairman of the Board




              230 Public Square, Franklin, TN 37064 (615) 790-2265

                         FRANKLIN FINANCIAL CORPORATION
                                230 PUBLIC SQUARE
                            FRANKLIN, TENNESSEE 37064

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2001


         The Annual Meeting of Shareholders of Franklin Financial Corporation (the "Company") will be held on Tuesday, May 15, 2001, at 4:30 p.m., at Franklin National Bank's Green Hills office, 2207 Crestmoor Road, Nashville, Tennessee 37215, for the following purposes:

                  (1) To elect eight (8) directors to constitute the Board of Directors, to serve for a term of one year and until their successors are elected and qualified;

                  (2) To approve the adoption of the Company's 2001 Key Employee Restricted Stock Plan, a copy of which is attached as Appendix B to the Proxy Statement accompanying this Notice; and

                  (3) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on April 11, 2001, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

         A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

                                       By Order of the Board of Directors,

                                       /s/ Richard E. Herrington

                                       Richard E. Herrington
                                       President and Chief Executive Officer

Franklin, Tennessee
April 18, 2001

         PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE ANNUAL MEETING IF YOU DO NOT ATTEND PERSONALLY.

                         FRANKLIN FINANCIAL CORPORATION
                                230 PUBLIC SQUARE
                            FRANKLIN, TENNESSEE 37064

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2001

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Franklin Financial Corporation (the "Company") for the Annual Meeting of Shareholders to be held on Tuesday, May 15, 2001, and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the accompanying notice of the Annual Meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about April 18, 2001. The address of the principal executive offices of the Company is 230 Public Square, Franklin, Tennessee 37064.

         Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Annual Meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted for the election of the nominees named below to constitute the entire Board of Directors. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates; however, with respect to any matter other than the election of directors, an abstention or broker non-vote would have the effect of a vote against the proposal in question.

         The record of shareholders entitled to vote at the annual meeting was taken on April 11, 2001. On that date, the Company had outstanding and entitled to vote 7,816,771 shares of common stock, no par value, with each share entitled to one vote.

                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

         Presently, the Board of Directors of the Company consists of eight directors. The Company's By-Laws provide that the Board of Directors shall consist of not less than five nor more than twenty-five members, the precise number to be determined from time to time by the Board of Directors. The number of directors to serve for the 2001 fiscal year has been set at eight by the Board. The Board of Directors recommends the election of the eight nominees listed below.

         In the event that any nominee withdraws or for any reason is not able to serve as director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than eight nominees. The affirmative vote of a majority of all votes cast at the meeting by the holders of the common stock is required for the election of the eight nominees standing for election. With the exception of Mr. Lanier, Ms. Smiley and Mr. Cross, all of the nominees have been directors of the Company since December 1988. Mr. Lanier has been a director of the Company since August 1989. Ms. Smiley and Mr. Cross have served as directors of the Company since May 2000. Management of the Company has no reason to believe that any nominee will not serve if elected.

         Each of the following persons has been nominated by management for election to the Board of Directors to succeed themselves for a term of one year and until their successors are elected and qualified:

         JAMES W. CROSS, IV, age 37, has been the owner and President of Century Construction Company, Inc. since 1983.

         RICHARD E. HERRINGTON, age 53, has served as President and Chief Executive Officer of the Company since December 1988 and of the Bank from May 1989 to July 1992. From 1985 to 1988, Mr. Herrington served as President of Security Information Systems, Inc., a subsidiary of Security Federal Savings and Loan, Nashville, Tennessee.

         GORDON E. INMAN, age 62, has served as Chairman of the Board of the Company since December 1988 and of the Bank since May 1989. In addition, Mr. Inman was the owner of Inman Realtors, a real estate brokerage firm from 1979 to 1996. Mr. Inman is also a Trustee of Belmont University in Nashville, Tennessee.

         CHARLES R. LANIER, age 44, has served as Executive Vice President of the Bank since July 1989. Mr. Lanier served in various capacities with Sovran Bank (formerly Williamson County Bank) in Williamson County, Tennessee from 1978 to 1989, including, most recently, as Assistant Vice President for Commercial Lending.

         D. WILSON OVERTON, age 51, is an independent Certified Public Accountant and has been the owner of Wilson Overton CPA and an independent consultant since 1999. From September 1996 through 1999, Mr. Overton was a CPA with and a shareholder of Williams, Crosslin, Sparks & Vanden, P.C. From 1992 to September 1996, Mr. Overton was a shareholder in the regional accounting firm of Home CPA Group, a professional association.

         EDWARD M. RICHEY, age 49, has served as the President of Richey Insurance Service, Inc. since 1976. From 1979 to 1997, Mr. Richey was also the owner and a director of Goodman, Inman & Richey, Inc., a weight loss franchise operation, of which he served as President from 1979 to 1986.

         EDWARD P. SILVA, age 58, is an attorney-at-law who has been a partner in the law firm of Hartzog, Silva & Davies since 1974.

         MELODY J. SMILEY, age 48, is a Certified Public Accountant and has been the sole owner of Melody J. Smiley, CPA, since 1986.

         There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

         Although it is not the Company's obligation to make filings pursuant to
Section 16 of the Securities Exchange Act of 1934, the Company has adopted a policy requiring all Section 16 reporting persons to report monthly to the General Counsel of the Company as to whether any transactions in the Company's Common Stock occurred during the previous month.

                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held seven meetings and acted by unanimous written consent five times during the year ended December 31, 2000. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. The Company's Board of Directors has two standing committees -- the Audit Committee and the Stock Option Committee. The Board of Directors does not have standing nominating or compensation committees, such functions being reserved to the full Board of Directors.

         The Audit Committee presently consists of D. Wilson Overton, Edward M. Richey and Melody J. Smiley. The Audit Committee has been assigned the principal function of reviewing the internal and external financial reporting of the Company, reviewing the scope of the independent audit and considering comments by the auditors regarding internal controls and accounting procedures and management's response to these comments. The Audit Committee held four meetings during 2000. The Report of the Audit Committee appears below.

         The Stock Option Committee presently consists of D. Wilson Overton, Edward M. Richey and Edward P. Silva. The Stock Option Committee has been assigned the functions of administering the Company's stock option plan and granting options thereunder. The Stock Option Committee held one meeting during 2000.

                             AUDIT COMMITTEE REPORT

         In accordance with the written charter adopted by the Board of Directors (a copy of which is attached to this proxy statement as Appendix A), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2000, the Audit Committee met four times and discussed the interim financial information contained in each of the Company's quarterly earnings announcements with the Chief Financial Officer and Deloitte & Touche LLP prior to release. In discharging its oversight responsibility as to the audit process, the Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2000 with management and has discussed with Deloitte & Touche LLP, the independent auditors and accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) with respect to those statements.

         The Audit Committee has received and reviewed the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence in connection with its audit of the Company's most recent financial statements. The Audit Committee has also considered whether Deloitte & Touche LLP's provision of non-audit services to the Company is compatible with its independence. Based on this review and these discussions, the Audit Committee recommended to the Board of Directors that these audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         D. Wilson Overton, Edward M. Richey and Melody J. Smiley comprise the Audit Committee. Each of Messrs. Overton and Richey and Ms. Smiley are independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealer's listing standards.

                                          Respectfully submitted,

                                          Mr. D. Wilson Overton
                                          Mr. Edward M. Richey
                                          Ms. Melody J. Smiley

         The information in the foregoing Report of the Audit Committee shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate these paragraphs by reference.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

         NAME                                                AGE           POSITION HELD
         ----                                                ---           -------------
         Gordon E. Inman                                     62            Chairman of the Board

         Richard E. Herrington                               53            President and Chief Executive Officer

         J. Myers Jones, III                                 50            President of Franklin National Bank

         Lisa L. Musgrove                                    38            Senior Vice President and Chief Financial
                                                                             Officer

         George J. Regg, Jr.                                 56            Executive Vice President, Secretary and
                                                                             General Counsel

         Executive officers are appointed by the Board of Directors of the Company and hold office at the pleasure of the Board. Executive officers devote their full time to the affairs of the Company. See "Election of Directors" for information with respect to Gordon E. Inman and Richard E. Herrington.

         J. MYERS JONES, III has served as President and Chief Executive Officer of the Bank since August 1992. From 1989 to 1992, Mr. Jones served as County Executive Officer of NationsBank of Tennessee, N.A.

         LISA L. MUSGROVE has served as Senior Vice President and Chief Financial Officer of the Company since March 1999 and as Vice President and Controller of the Bank since July 1994. Ms. Musgrove served in various capacities with Tennessee National Bank from 1989 to 1994, including most recently, Vice President, Controller and Treasurer.

         GEORGE J. REGG, JR. has served as Executive Vice President, Secretary and General Counsel of the Company since February 2001 and as Senior Vice President, Secretary and General Counsel of the Company from November 1997 to January 2001. Mr. Regg served as President of Goodman, Inman, Richey, Inc., a weight loss franchise operation, from 1994 to 1997, and as its Vice President and General Counsel from 1983 to 1994.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of April 11, 2001 with respect to ownership of the outstanding Common Stock of the Company by (i) all persons known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company, (ii) each director and nominee for director of the Company, (iii) each Named Executive Officer (as defined herein) and (iv) all executive officers and directors of the Company as a group. The numbers in the table below give effect to the 1-for-4 reverse split of the Company's Common Stock which became effective on October 18, 2000.

                                                              AMOUNT AND NATURE OF                 PERCENT OF
BENEFICIAL OWNER                                            BENEFICIAL OWNERSHIP(1)            OUTSTANDING SHARES
----------------                                            -----------------------            ------------------
Richard E. Herrington(2).............................                 353,806                        4.4%
Gordon E. Inman(3)...................................               4,365,272                       49.5%
J. Myers Jones(4)....................................                 208,696                        2.6%
George J. Regg, Jr.(5)...............................                  63,165                        *
James W. Cross, IV ..................................                  49,180                        *
Charles R. Lanier(6).................................                  85,295                        1.1%
D. Wilson Overton ...................................                  75,195                        1.0%
Edward M. Richey(7)..................................               1,086,988                       13.9%
Edward P. Silva .....................................                  26,152                        *
Melody J. Smiley ....................................                  11,349                        *
All executive officers and directors
   as a group (11 persons)(8)........................               6,335,365                       68.2%

---------------
*        Less than 1%

(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes warrants and options which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Act"). The percentages are based upon 7,816,771 shares outstanding, except for certain parties who hold presently exercisable options to purchase shares. The percentages for those parties who hold presently exercisable options are based upon the sum of 7,816,771 shares plus the number of shares subject to presently exercisable options held by them, as indicated in the following notes.
(2) Includes 282,784 shares subject to presently exercisable stock options. Also includes 1,628 shares held by the individual retirement account of Mr. Herrington's wife.
(3) Includes 997,666 shares subject to presently exercisable stock options. Mr. Inman's business address is 230 Public Square, Franklin, Tennessee 37064.
(4)      Includes 141,500 shares subject to presently exercisable stock options.
(5)      Includes 2,700 shares subject to presently exercisable stock options.
(6)      Includes 43,842 shares subject to presently exercisable stock options.
(7) Mr. Richey owns 962,668 shares individually and 124,320 shares are owned by Richey Insurance Company, an entity owned by Mr. Richey. Mr. Richey's address is P. O. Box 277, Franklin, Tennessee 37065.
(8) Includes 1,478,242 shares subject to presently exercisable stock options.

         There are no arrangements known to the Company the operation of which may at a subsequent date result in a change in control of the Company.

                             EXECUTIVE COMPENSATION

         The following table provides certain summary information for the fiscal years ended December 31, 2000, 1999 and 1998 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the other executive officers of the Company who earned more than $100,000 during fiscal 2000 (together with the Chief Executive Officer, the "Named Executive Officers"). All share numbers have been adjusted to give effect to the 1-for-4 reverse stock split which became effective on October 18, 2000.

                           SUMMARY COMPENSATION TABLE


                                                                              NUMBER OF
         NAME AND                                          SALARY              OPTIONS               ALL OTHER
    PRINCIPAL POSITION                    YEAR              ($)              AWARDED (#)         COMPENSATION ($)
    ------------------                    ----            --------           -----------         ----------------
Gordon E. Inman                           2000            $200,000             50,000               $26,427(1)
  Chairman of                             1999             169,203             50,000                26,554(2)
  the Board                               1998             166,703            200,000                22,581(3)

Richard E. Herrington                     2000            $152,500             12,500               $ 9,825(4)
  President and Chief                     1999             131,116             12,500                 9,268(5)
  Executive Officer                       1998             122,286             44,000                 7,171(6)

J. Myers Jones                            2000            $129,167              6,250               $ 4,930(7)
  Bank President                          1999             124,560              6,250                 4,684(8)
                                          1998             119,869             24,000                 3,745(9)

George J. Regg, Jr.                       2000            $122,500              2,500               $ 5,775(10)
  Executive Vice President,               1999             107,500              2,500                 4,900(11)
  Secretary and General                   1998             100,833              2,000                 3,175(12)
  Counsel

---------------

(1) Includes $9,577 paid in 2000 to Mr. Inman in lieu of cafeteria plan benefits and $5,000 in matching contributions under the Company's 401(k) plan. Also includes $7,350 as the value of 700 shares of common stock awarded to Mr. Inman as compensation for his service as a director of the Company and the Bank, and a $4,500 auto allowance.
(2) Includes $9,435 paid in 1999 to Mr. Inman in lieu of cafeteria plan benefits and $4,653 in matching contributions under the Company's 401(k) plan. Also includes $8,166 as the value of 488 shares of common stock awarded to Mr. Inman as compensation for his service as a director of the Company and the Bank, and a $4,300 auto allowance.
(3) Includes $8,697 paid in 1998 to Mr. Inman in lieu of cafeteria plan benefits and $3,334 in matching contributions under the Company's 401(k) plan. Also includes $6,750 as the value of 250 shares of common stock awarded to Mr. Inman as compensation for his service as a director of the Company and the Bank, and a $3,800 auto allowance.
(4) Includes $4,575 paid in 2000 to Mr. Herrington in matching contributions under the Company's 401(k) plan and $5,250 as the value of 500 shares of Common Stock awarded to Mr. Herrington as compensation for his service as a director of the Company and the Bank.

(5) Includes $3,615 paid in 1999 to Mr. Herrington in matching contributions under the Company's 401(k) plan and $5,653 as the value of 338 shares of Common Stock awarded to Mr. Herrington as compensation for his service as a director of the Company and the Bank.
(6) Includes $2,446 paid in 1998 to Mr. Herrington in matching contributions under the Company's 401(k) plan and $4,725 as the value of 175 shares of Common Stock awarded to Mr. Herrington as compensation for his service as a director of the Company and the Bank.
(7) Includes $3,880 paid in 2000 to Mr. Jones in matching contributions under the Company's 401(k) plan and $1,050 as the value of 100 shares of Common Stock awarded to Mr. Jones as compensation for his service as a director of the Bank.
(8) Includes $3,428 paid in 1999 to Mr. Jones in matching contributions under the Company's 401(k) plan and $1,257 as the value of 75 shares of Common Stock awarded to Mr. Jones as compensation for his service as a director of the Bank.
(9) Includes $2,395 paid in 1998 to Mr. Jones in matching contributions under the Company's 401(k) plan and $1,350 as the value of 50 shares of Common Stock awarded to Mr. Jones as compensation for his service as a director of the Bank.
(10) Includes $3,675 paid in 2000 to Mr. Regg in matching contributions under the Company's 401(k) plan and $2,100 as the value of 200 shares of Common Stock awarded to Mr. Regg as compensation for his service as an officer of the Company.
(11) Includes $3,225 paid in 1999 to Mr. Regg in matching contributions under the Company's 401(k) plan and $1,675 as the value of 100 shares of Common Stock awarded to Mr. Regg as compensation for his service as an officer of the Company.
(12) Includes $1,150 paid in 1998 to Mr. Regg in matching contributions under the Company's 401(k) plan and $2,025 as the value of 75 shares of Common Stock awarded to Mr. Regg as compensation for his service as an officer of the Company.

DIRECTOR COMPENSATION

         Although the directors of the Company did not receive any cash compensation for their service as directors in 2000, the Company awarded 50 shares of Common Stock to each outside director of the Company as compensation for his service as a director of the Company during 2000. Gordon Inman and Richard Herrington received 700 shares of Common Stock and 500 shares of Common Stock, respectively, as compensation for their service as directors of the Company. The Bank's outside directors currently receive a fee of $750 per month. In addition, each director of the Bank (other than J. Myers Jones) was awarded 50 shares of Common Stock as compensation for his service as a director of the Bank during 2000. Mr. Jones was awarded 100 shares of Common Stock as compensation for his service as a director of the Bank during 2000. Compensation to be paid to directors of the Company and the Bank during fiscal 2001 has not yet been established.

EMPLOYMENT AGREEMENT

         On January 1, 2000, the Company entered into an employment agreement with Gordon E. Inman, pursuant to which Mr. Inman serves as Chairman of the Board. The employment agreement is for a term of five years, expiring on December 31, 2004, and provides for automatic renewal for a period of one additional year unless the Company gives prior written notice that the agreement shall not be so extended. The agreement provides for Mr. Inman to be paid an initial annual base salary of $200,000, with the amount of the base salary to be increased annually by 5%. The agreement also provides for the annual grant of stock options to Mr. Inman. These options are to be granted by the Board of Directors of the Company. The agreement also provides for Mr. Inman to receive an automobile, as well as health, disability and life insurance.

STOCK OPTION PLAN

         On April 18, 2000, the Board of Directors adopted the 2000 Stock Option Plan (the "2000 Plan"), which was subsequently approved by the Company's shareholders on May 16, 2000. The 2000 Plan was established for employees who are contributing significantly to the management or operation of the business of the Company or its subsidiaries as determined by the Stock Option Committee (the "Committee"). The Plan provides for the grant of incentive and non-qualified stock options to purchase up to 1,875,000 shares of Common Stock at the discretion of the Committee. The option exercise price of incentive stock options must be at least 100% (110% in the case of a holder of 10% or more of the Common Stock) of the fair market value of the stock on the date the option is granted and the options are exercisable by the holder thereof in full at any time prior to their expiration in accordance with the terms of the Plan. Incentive stock options granted pursuant to the Plan will expire on or before
(i) the date which is the tenth anniversary of the date the option is granted, or (ii) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company.

         The following table provides certain information concerning individual grants of stock options made during the fiscal year ended December 31, 2000 to each of the Named Executive Officers.

                                                   % OF TOTAL                                              POTENTIAL REALIZABLE
                                                     OPTIONS                                                 VALUE AT ASSUMED
                                 NUMBER OF         GRANTED TO           EXERCISE                          ANNUAL RATES OF STOCK
                                  OPTIONS         EMPLOYEES IN            PRICE         EXPIRATION        PRICE APPRECIATION FOR
NAME                             GRANTED(1)        FISCAL YEAR        ($ PER SHARE)        DATE                OPTION TERM
----------------------------     ----------      -------------        -------------     ----------       ------------------------
                                                                                                              5%           10%
                                                                                                         ----------    ----------
Gordon E. Inman............        50,000             53.1%              $14.00           1/3/15           $755,000    $2,224,000
Richard E. Herrington......        12,500             13.3%               14.00           1/3/10            110,000       278,875
J. Myers Jones.............         6,250              6.6%               14.00           1/3/10             55,000       139,438
George J. Regg, Jr.........         2,500              2.7%               14.00           1/3/10             22,000        55,775

--------------------

(1) Options granted to Messrs. Inman, Herrington and Jones are immediately exercisable. Options granted to Mr. Regg are exercisable in increments of 20% per year over five years.

         The following table presents information regarding options exercised during 2000 and the value of unexercised options and warrants held at December 31, 2000 by the Named Executive Officers. There were no SARs outstanding during fiscal 2000.

                                                                             NUMBER OF            VALUE OF UNEXERCISED
                                                                        UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                                         SHARES                         AT FISCAL YEAR END        AT FISCAL YEAR END(1)
                                      ACQUIRED ON        VALUE             EXERCISABLE/               EXERCISABLE /
NAME                                    EXERCISE        REALIZED           UNEXERCISABLE              UNEXERCISABLE
----------------------------------    -----------      ---------        -------------------       ---------------------
Gordon E. Inman..................        30,000         $390,750             731,000/0                $2,893,500/0

Richard E. Herrington............          -                -                245,284/0                 1,252,342/0

J. Myers Jones...................          -                -                133,340/0                  693,665/0

George J. Regg, Jr...............          -                -               1,300/5,700                    0/0

------------------

(1) Dollar values calculated by determining the difference between the estimated fair market value of the Company's Common Stock at December 31, 2000 ($10.50) and the exercise price of such options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors does not have a Compensation Committee, the functions which would be served by such a committee being reserved to the entire Board of Directors. Gordon E. Inman, the Company's Chairman of the Board and Richard E. Herrington, the Company's President and Chief Executive Officer, are executive officers who are also members of the Company's Board of Directors.

         In January 1989, the organizers of the Company entered into an agreement with Gordon E. Inman, the Chairman of the Board of the Company and the Bank, to lease a two-story office building and property located adjacent to same. Since 1989, the Company and Mr. Inman entered into several addendums to the lease agreement providing for the lease of additional space in the building. The monthly rental on the office building is presently $38,000, with increases to be made on an annual basis based on any increase in the Consumer Price Index ("CPI") during the previous year. The ground lease with respect to the property adjacent to the building requires that the Company pay a monthly rental of $600, with increases to be made on an annual basis based on the increase in the CPI during the previous year. In December 1993, the Bank entered into an agreement with Mr. Inman for the lease of office/warehouse space on Main Street in Franklin, Tennessee. As amended, the monthly rental on this facility is presently $9,800, with increases to be made on an annual basis based on any increase in the CPI during the previous year. In 2000, the Bank also entered into a lease agreement with Mr. Inman for an additional building on Main Street in Franklin, Tennessee with a monthly rental of $4,100. Lease payments to Mr. Inman by the Company with respect to such properties totaled $618,995 during 2000 and $548,771 during 1999.

                              CERTAIN TRANSACTIONS

         For information regarding transactions between the Company and Mr. Inman, see "Executive Compensation - Compensation Committee Interlocks and Insider Participation."

         Century Construction Company, a general contractor owned and controlled by James W. Cross, IV, a director of the Company, served as general contractor in connection with the construction of the Bank, Franklin Financial Center, and the Fairview, Cool Springs and Fieldstone Farms branch facilities during 2000, 1999 and 1998. Payments by the Bank to Century Construction Company, which includes payment for services rendered by unrelated sub-contractors, totaled $1,711,784 in 2000, $165,608 in 1999 and $570,892 in 1998.

         The Bank has made outstanding loans to certain of the Company's directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including This Proxy Statement and the Shareholder Return Performance Graph, in whole or in part, the following Report of the Board of Directors on Executive Compensation shall not be incorporated by reference into any such filings.

                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

         In accordance with proxy statement rules of the Securities and Exchange Commission, the Board of Directors of the Company offers the following report regarding compensation policies for executive officers and the Chief Executive Officer of the Company with respect to compensation paid to such persons during the last fiscal year. As the Board of Directors does not have a standing compensation committee, such functions are performed by the entire Board of Directors.

         It is the Board of Director's responsibility to establish the salaries, bonuses and other compensation of the Chief Executive Officer and other executive officers of the Company and its subsidiaries. In formulating its compensation policy and decisions, the Board of Directors endeavors to provide a competitive compensation package that enables the Company to attract and retain key executives and to integrate compensation programs with the Company's annual and long-term business strategies and objectives and focus executive actions on the fulfillment of those objectives.

         The Company's executive compensation program generally consists of base salary and long-term equity incentives in the form of stock options. Base salaries for executive officers are reviewed annually and, following a review of the Company's performance during the previous fiscal year, the individual's contribution to that performance and the individual's level of responsibility, adjusted accordingly. In order to align executive officers' interests more closely with the interests of the shareholders of the Company, the Company's long-term compensation program emphasizes the grant of stock options exercisable for shares of common stock. The amount of such awards, if any, is determined from time to time by the Stock Option Committee and reviewed by the Board of Directors. The Stock Option Committee may take into account various factors in evaluating the size of stock option grants, including the need to attract and retain individuals who will provide valuable service to the Company.

         In approving the compensation paid in 2000 to Mr. Herrington, the Company's Chief Executive Officer, the Board of Directors considered the following factors:

         (i) the reasonableness of Mr. Herrington's salary relative to that of chief executive officers of similarly placed public companies;

         (ii) Mr. Herrington's contribution to the overall financial performance of the Company, and his leadership within the Company and the communities it serves.

         With respect to the other executive officers of the Company and its subsidiaries, the Board of Directors considered the salaries to be commensurate with those paid to similarly positioned executives in similar companies.

James W. Cross, IV                Charles R. Lanier             Edward P. Silva
Richard E. Herrington             D. Wilson Overton             Melody J. Smiley
Gordon E. Inman                   Edward M. Richey

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's common stock against the cumulative total return of the Nasdaq Market Index and the Nasdaq Bank Index, for the five year period commencing December 31, 1995 and ending December 31, 2000. The graph and the table below assume that the value of an initial investment in the Company's common stock and each index was $100 on December 31, 1995. The Company's common stock is not included in either of these indices. The change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the period, assuming dividend reinvestment, and (b) the change in share price between the beginning and end of the period, by (ii) the share price at the beginning of the period.

         COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FRANKLIN FINANCIAL
          CORPORATION, NASDAQ STOCK MARKET INDEX AND NASDAQ BANK INDEX

                [Shareholder Performance Graph appears here]



                  ASSUMES $100 INVESTED ON DECEMBER 31, 1995 IN
                  FRANKLIN FINANCIAL CORPORATION COMMON STOCK,
                 NASDAQ STOCK MARKET INDEX AND NASDAQ BANK INDEX


                                      December 31,    December 31,    December 31,   December 31,   December 31,   December 31,
                                         1995           1996            1997           1998            1999           2000
                                      ------------    ------------    ------------   ------------   ------------   ------------
Franklin Financial Corporation(*)..      $100.00        $159.17         $340.24        $798.82        $502.96        $310.65
Nasdaq Bank Index..................      $100.00        $132.04         $221.06        $219.64        $211.15        $240.91
Nasdaq Market Index................      $100.00        $124.27         $152.00        $214.39        $378.12        $237.66


* The values represented for the Company's common stock are based on quotations as published on the Over-the-Counter Bulletin Board. Prior to November 2000, the Company's common stock was quoted in the "Pink Sheets," an inter-broker quotation medium.

                                 AGENDA ITEM TWO
                   PROPOSAL TO APPROVE AND ADOPT THE COMPANY'S
                                2001 KEY EMPLOYEE
                              RESTRICTED STOCK PLAN


         On April 17, 2001, the Board adopted the Franklin Financial Corporation 2001 Key Employee Restricted Stock Plan (the "Restricted Stock Plan"), subject to shareholder approval. Like stock options, management believes that stock awards will enable the Company to attract and retain individuals with the talent to perform services that advance the interests of the Company. Equity participation through the Company's Restricted Stock Plan will align participants' financial interests with the success of the Company. The plan authorizes the Company to issue up to 250,000 shares of the Company's Common Stock to top executives or key management of the Company and its subsidiaries. The Board of Directors or a committee designated by the Board of Directors will determine, among other things, when stock awards will be made, the participants who will receive the awards and the number of shares awarded to each participant. Any committee designated by the Board of Directors to administer the Restricted Stock Plan (the "Committee") will be composed of at least two members of the Board, each of whom qualifies as a "Non-Employee Director" as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and each of whom is considered an outside director for the purpose of the Performance-Based Exception provided for in the Restricted Stock Plan. The Board may amend the plan to comply with changes in relevant laws or regulations or otherwise as the Board deems to be in the best interests of the Company. Material amendments to the Restricted Stock Plan must be approved by the shareholders to be effective.

         Shares issued under the Restricted Stock Plan will be restricted for a specific period or periods determined by the Board of Directors or the Committee and set forth in the agreement that evidences the restricted stock grant. During the period or periods of restriction, the shares of restricted stock granted may not be sold, transferred, pledged, assigned or otherwise disposed of. The Board of Directors or the Committee may establish additional restrictions, which will be set forth in the restricted stock award agreement, including a stipulated price for each share of restricted stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of performance goals, or any other restriction permissible under federal and state securities laws. Shares issued pursuant to the Restricted Stock Plan become freely transferable by the participant after the last day of the period or periods of restriction. Each restricted stock award agreement will set forth, as determined by the Board of Directors, or the Committee, in its sole discretion, the vesting schedule for shares issued under the Restricted Stock Plan. In addition, each restricted stock award agreement will set forth, the right, if any, to receive unvested shares of restricted stock, following termination of employment.

         At the time an award under the Restricted Stock Plan is made, the recipient of the award will recognize taxable income only on the portion of the award that vests immediately upon receipt. Thereafter, the recipient will recognize ordinary income as the restrictions lapse in an amount equal to the fair market value at the time the shares vest. However, a recipient may elect to recognize ordinary income in an amount equal to the market value of the stock received at the time the award is made. Any subsequent change in the value of the stock would then be treated as a capital gain or loss if and when the stock is sold. The Company will receive a comparable tax deduction at the time an award recipient recognizes income from the receipt of the stock award. The income tax consequences set forth above are a summary only, and are based upon federal tax laws currently in effect. The tax consequences may be different in particular circumstances.

         THE PRECEDING DISCUSSION IS BASED UPON FEDERAL TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, WHICH ARE SUBJECT TO CHANGE, AND UPON AN INTERPRETATION OF THE STATUTORY PROVISIONS OF THE CODE, ITS LEGISLATIVE HISTORY AND RELATED INCOME TAX REGULATIONS. FURTHERMORE, THE FOREGOING IS ONLY A GENERAL DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRICTED STOCK PLAN AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF ALL FEDERAL INCOME TAX ASPECTS OF THE RESTRICTED STOCK PLAN. HOLDERS OF RESTRICTED STOCK MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXES IN CONNECTION WITH THE GRANT OF SHARES UNDER THE RESTRICTED STOCK PLAN. EACH EMPLOYEE RECEIVING A RESTRICTED STOCK GRANT SHOULD CONSULT WITH HIS OR HER PERSONAL TAX ADVISOR REGARDING FEDERAL, STATE AND LOCAL CONSEQUENCES OF PARTICIPATING IN THE RESTRICTED STOCK PLAN.

         The preceding discussion of the Restricted Stock Plan is qualified in its entirety by reference to the full text of the Restricted Stock Plan, which is set forth in Appendix B attached hereto.

         The affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote is required to approve the Restricted Stock Plan.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE FOR THE APPROVAL OF THE RESTRICTED STOCK PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS


         AUDIT FEES. The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their representative affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the year ending December 31, 2000 and the review of the financial statements included in the Company's Forms 10-Q for that year were $125,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During 2000, Deloitte did not perform any services with regard to financial information systems design and implementation.

         ALL OTHER FEES. The aggregate fees for non-audit services provided by Deloitte were $70,000.

         Representatives of Deloitte are expected to be present at the Annual Meeting of Shareholders to respond to shareholders' questions and will have the opportunity to make any statements they consider to be appropriate. The Board of Directors of the Company has selected Deloitte as its independent auditors for the 2001 fiscal year.


                           ANNUAL REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, is available to shareholders who make written request therefor to Franklin Financial Corporation, P. O. Box 625, Franklin, Tennessee 37065, Attention:
Susan S. Lowman. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request.

                SHAREHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

         Shareholders may submit proposals appropriate for shareholder action at the Company's 2002 Annual Meeting, consistent with the regulations of the Securities and Exchange Commission. Proposals by shareholders intended to be presented at the 2002 Annual Meeting must be received by the Company no later than December 18, 2001, in order to be included in the Company's proxy materials for that meeting. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2002 Annual Meeting of Shareholders (but not required to be included in the Company's proxy statement) by March 3, 2002, or such proposal will be considered untimely and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal. Such proposals should be directed to Franklin Financial Corporation, Attention: Corporate Secretary, 230 Public Square, Franklin, Tennessee 37064.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the annual meeting it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

                                    By Order of The Board of Directors,

                                    /s/ Richard E. Herrington

                                    Richard E. Herrington
                                    President and Chief Executive Officer

Franklin, Tennessee
April 18, 2001

                                                                      APPENDIX A

                         FRANKLIN FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER


PURPOSE

         The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.


In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

         The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

         The Committee's job is one of oversight and it recognizes that the Company's management is responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

- The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

- As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

- The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

-        The Committee shall:

         - Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

         - Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

         - Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

- The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace outside auditor.

                                                                      APPENDIX B












                         FRANKLIN FINANCIAL CORPORATION

                     2001 KEY EMPLOYEE RESTRICTED STOCK PLAN

                                TABLE OF CONTENTS


ARTICLE 1 Establishment, Purpose and Duration.......................................................         3


ARTICLE 2 Definitions...............................................................................         3


ARTICLE 3 Administration............................................................................         6


ARTICLE 4 Shares Subject to the Plan................................................................         7


ARTICLE 5 Eligibility and Participation.............................................................         7


ARTICLE 6 Restricted Stock..........................................................................         8


ARTICLE 7 Beneficiary Designation...................................................................         9


ARTICLE 8 Rights of Employees.......................................................................         9


ARTICLE 9 Change in Control.........................................................................        10


ARTICLE 10 Amendment, Modification, and Termination.................................................        10


ARTICLE 11 Withholding..............................................................................        11


ARTICLE 12 Indemnification..........................................................................        11


ARTICLE 13 Successors...............................................................................        12


ARTICLE 14 Legal Construction.......................................................................        12

                         FRANKLIN FINANCIAL CORPORATION
                     2001 KEY EMPLOYEE RESTRICTED STOCK PLAN

ARTICLE 1         Establishment, Purpose and Duration

         1.1 ESTABLISHMENT OF THE PLAN. Franklin Financial Corporation, a Tennessee corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Franklin Financial Corporation 2001 Key Employee Restricted Stock Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Restricted Stock.

         Subject to approval by the Company's shareholders, the Plan shall become effective as of April 17, 2001 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

         1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely is dependent.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 10 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after April 17, 2011.


ARTICLE 2         Definitions

         Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         2.1 "AWARD" means, individually or collectively, a grant under this Plan of Restricted Stock.

         2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and the applicable Participant, setting forth the terms and provisions applicable to the Award granted to such Participant under this Plan.

         2.3 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.5      "CHANGE IN CONTROL" of the Company means:

                  (i) a transfer of all or substantially all of the assets of the Company, (ii) if any "Person" or "Group" of Persons (as such terms are determined pursuant to Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) either alone or in conjunction with its "affiliates" (as that term is defined in Rule 405), becomes the beneficial owner, directly or indirectly, of voting securities of the Company representing, or securities convertible into, or exchangeable for, securities representing, more than 50% of the combined voting power of the Company's then outstanding securities eligible to vote for the election of directors, or (iii) if any "Person" or "Group" of Persons (as such terms are determined pursuant to Section 13(d) and 14(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) either alone or in conjunction with its "Affiliates" (as that term is defined in Rule 405), acquires the right or power to nominate and/or control, directly or indirectly, whether through the ownership of voting securities of the Company, by contract or otherwise, a majority of the members of the Company's Board of Directors without having first received the prior written consent of at least two-thirds of the members of the Board of Directors of the Company then in office prior to such person or group of persons acquiring such right or power.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7      "COMMITTEE" means the Committee of the Board, as specified in
Article 3 herein, appointed by the Board to administer the Plan with respect to grants of Awards.

         2.8 "COMPANY" means Franklin Financial Corporation, a Tennessee corporation, and the Company's Subsidiaries, as well as any successor to any of such entities as provided in Article 13 herein.

         2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         2.10 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan or policy or if no such plan or policy shall then be in effect, any physical or mental disability or incapacity which the Committee determines would render a Participant incapable of performing the services required of such participant for a period of at least 180 consecutive days or for other periods aggregating 180 days during any 52-week period.

         2.11 "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

         2.12 "EMPLOYEE" means any full-time employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

         2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.14 "FAIR MARKET VALUE" shall be determined on the basis of: (i) the average sale price of the Company's Common Stock on the applicable day on the principal stock exchange, or the National Association of Securities Dealers' Automated Quotation National Market System ("NASDAQ/NMS"), as the case may be, on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on such exchange or the NASDAQ/NMS, as the case may be, the average of the last reported closing bid and asked prices on such day as officially quoted on such exchange or the NASDAQ/NMS, as the case may be, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, as the case may be, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ system or the National Quotation Bureau, Inc, (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or
(v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Optionee and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Optionee and one of which shall be selected by the Company.

         2.15 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.16 "NAMED EXECUTIVE OFFICER" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         2.17 "OFFICER" means an Employee of the Company included in the definition of Officer under Section 16 of the Exchange Act and the rules promulgated thereunder of other Employees designated as "Officers" by the Board.

         2.18 "PARTICIPANT" means an Employee who has outstanding an Award granted under the Plan.

         2.19 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the deductibility limitations of Code Section 162(m).

         2.20 "PERIOD(S) OF RESTRICTION" means the period(s) during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 6 herein.

         2.21 "PERSON" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association and, as the context shall require, shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.22 "RESTRICTED STOCK" means Shares granted to a Participant pursuant to Article 6 herein.

         2.23 "RETIREMENT" shall mean the retirement from the Company by a Participant who has been employed by the Company for a continuous period of not less than seven years and is at least 60 years of age; provided, however, that "Retirement" shall not include a situation where a Participant terminates his or her employment with the Company to work for another financial institution.

         2.24 "SHARES" means the shares of Common Stock, no par value, of the Company.

         2.25 "SUBSIDIARY" means, with respect to any Person, including the Company, (i) a corporation at least fifty percent of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, is owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person, or
(ii) a partnership in which such Person or a Subsidiary of such Person is, at the time, a general partner of such partnership, or (iii) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or such Person and more or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has
(x) at least a fifty percent ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person or
(iv) any other person who the Committee shall determine is entitled to have the Employees thereof participate in the Plan under the Code and under the Federal and state securities laws, and which the Committee designates as a participating entity in the Plan.

ARTICLE 3         Administration

         3.1 THE COMMITTEE. The Plan shall be administered by the Board of Directors or the Committee. The Committee shall be comprised of not less than two (2) members appointed by the Board of Directors of the Company from among its members, each of whom qualifies as a "Non-Employee Director" as such term is defined in Rule 16b-3 under the Exchange Act and who are considered outside directors for the purposes of the Performance-Based Exception. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         If for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3 of the Exchange Act or the Performance-Based Exception, the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3 and/or the Performance-Based Exception.

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 10 herein), amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate, from time to time, its authority with respect to the Plan, administration of the Plan and the making of Awards to one or more Participants, including, without limitation, the authority described above.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4         Shares Subject to the Plan

         4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS OF AWARDS. Subject to adjustment as provided in Section 4.3 herein, there is hereby reserved for issuance of Awards under the Plan Two Hundred and Fifty Thousand (250,000) Shares.

         4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under
Section 4.1, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5         Eligibility and Participation

         5.1 ELIGIBILITY. Persons eligible to participate in this Plan include top executives or key management of the Company, as determined at the discretion of the Board of Directors or the Committee.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6         Restricted Stock

         6.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

         6.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         6.3 TRANSFERABILITY. Except as provided in this Article 6, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period or Periods of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         6.4 OTHER RESTRICTIONS. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.

         6.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 6.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

                  The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Franklin Financial Corporation Key Employee Restricted Stock Plan, and in a Restricted Stock Award Agreement. A copy of the Plan and such Restricted Stock Award Agreement may be obtained from Franklin Financial Corporation.

         The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         6.6      REMOVAL OF RESTRICTIONS. Except as otherwise provided in this
Article 6, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 6.5 removed from his or her Share certificate.

         6.7 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         6.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

         In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

         6.9 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right, if any, to receive unvested Restricted Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participants, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

ARTICLE 7         Beneficiary Designation

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 8         Rights of Employees

         8.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         For purposes of the Plan, a transfer of a Participant's employment between the Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment. Upon such a transfer, the Committee may make such adjustments to outstanding Awards as it deems appropriate to reflect the changed reporting relationships.

         8.2 PARTICIPATION. Participation by any individual employee shall be determined by the Committee and no Employee shall otherwise have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 9         Change in Control

         9.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges or unless otherwise provided in the individual option agreement or restricted stock award agreement:

         (a) Any Period of Restriction and restrictions imposed on Restricted Shares shall lapse; and

         (b) Subject to Sections 9.3, 10.2 and Article 13 of this Plan, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

         9.2 ACCELERATION OF AWARD VESTING. Notwithstanding any provision of this Plan or any Award Agreement provision to the contrary, the Committee, in its sole and exclusive discretion, shall have the power at any time to accelerate the vesting of any Award granted under the Plan, including without limitation acceleration to such a date that would result in said Awards becoming immediately vested.

         9.3 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 9 may not be terminated, amended, or modified (i) on or after the date of a Change in Control, (ii) in contemplation of a Change in Control which Change in Control in fact occurs within six (6) months of such action, in either case, to affect adversely any Award granted under the Plan prior to such Change in Control without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, that except as provided above and subject to any employment agreement or severance benefits agreement between the Participant and the Company, the Board of Directors, upon recommendation of the Committee, may terminate, amend, or modify this Article 9 at any time and from time to time prior to the date of a Change in Control.

ARTICLE 10        Amendment, Modification, and Termination

         10.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

         Subject to Section 10.2, the Committee shall have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

         10.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award or otherwise be contrary to the Company's obligations under any employment or severance benefits agreement.

ARTICLE 11        Withholding

         11.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, local, and any other applicable taxes (including any foreign taxes and the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

         11.2 SHARE WITHHOLDING. With respect to withholding required upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, a Participant may elect, subject to the approval of the Committee, to satisfy all or part of such withholding requirement by tendering to the Company Shares owned by such Participant (or by having the Company retain Shares then in the possession of the Company but held for the benefit of such Participant); provided that such Shares are not then subject to any Period of Restriction. Such withholding requirement shall be deemed satisfied to the extent of the then current Fair Market Value of the Shares so tendered to or retained by the Company. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 12        Indemnification

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 13        Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 14        Legal Construction

         14.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         14.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         14.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         14.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         14.5 GOVERNING LAW. To the extent not preempted by United States Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Tennessee.

                         FRANKLIN FINANCIAL CORPORATION

                               230 PUBLIC SQUARE

                           FRANKLIN, TENNESSEE 37064

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2001 ANNUAL
                            MEETING OF SHAREHOLDERS.

        The undersigned hereby appoints Richard E. Herrington and Gordon E. Inman or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of FRANKLIN FINANCIAL CORPORATION to be held on May 15, 2001, at 4:30 p.m. at Franklin National Bank's Green Hills office, 2207 Crestmoor Road, Nashville, Tennessee 37215, and any adjournments or postponements thereof:

1. To elect eight (8) directors for a term of one year and until their successors are elected and have qualified.

[ ]         FOR all nominees listed below (except as                       [ ]         WITHHOLD AUTHORITY to vote for all
            marked to the contrary below)                                              nominees listed below

    JAMES W. CROSS, IV, RICHARD E. HERRINGTON, GORDON E. INMAN, CHARLES R. LANIER, D. WILSON OVERTON, EDWARD M. RICHEY, EDWARD P. SILVA, AND MELODY J. SMILEY

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THE
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

2. To approve the Franklin Financial Corporation 2001 Key Employee Restricted Stock Plan:

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting or any adjournments or postponements thereof.

    THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                                              Please date and sign this Proxy exactly as
                                                              name(s) appears on the mailing label.
                                                              ---------------------------------------
                                                              ---------------------------------------

                                                              Print Name(s): -------------------------
                                                              NOTE: When signing as an attorney, trustee,
                                                              executor, administrator or guardian, please
                                                              give your title as such. If a corporation or
                                                              partnership, give full name by authorized
                                                              officer. In the case of joint tenants, each
                                                              joint owner must sign.

                                                              Dated:                               , 2001
                                                                      --------------------------
                                                              No. of shares owned: --------------------